SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

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                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12,2003

                       FLORIDA ROCK INDUSTRIES, INC.
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         (Exact name of registrant as specified in its charter)



     FLORIDA                   1-7159             59-0573002
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 (State or other             (Commission     (I.R.S. Employer
  jurisdiction                File Number)    Identification No.)
 of incorporation)

155 East 21st Street
Jacksonville, Florida                                32206
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(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (904) 355-1781

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   (Former Name or Former Address, if Changed Since Last Report)

                       CURRENT REPORT ON FORM 8-K

                      FLORIDA ROCK INDUSTRIES, INC.

                            November 12, 2003

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     99.1 Press Release dated November 12, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

     On November 12, 2003, Florida Rock Industries, Inc. (the
"Company") issued a press release announcing its 2003 fourth quarter and fiscal 2003 earnings. A copy of the press release is furnished as Exhibit 99.1.

     The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12,
Disclosure of Results of Operations and Financial Condition.

ITEM 12.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL
CONDITION

     On November 12, 2003, Florida Rock Industries, Inc. (the
"Company") issued a press release announcing its 2003 fourth quarter and fiscal 2003 earnings. A copy of the press release is furnished as Exhibit 99.1.

     The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12,
Disclosure of Results of Operations and Financial Condition.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               FLORIDA ROCK INDUSTRIES, INC.



Date:  November 12, 2003       By:  /s/ John D. Milton,Jr.
                               ------------------------------------
                               John D. Milton, Jr.
                               Executive Vice President,
                               Treasurer and Chief Financial Officer

                             EXHIBIT INDEX


Exhibit No.
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  99.1          Press Release dated November 12, 2003 issued by
                Florida Rock Industries, Inc.
